Registration No.


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                              ---------------------


                                    FORM S-8


                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              ---------------------

                      AMERICAN MOBILE SATELLITE CORPORATION
               (Exact name of issuer as specified in its charter)

                                    Delaware
                         (State or other jurisdiction of
                         incorporation or organization)
                                   93-0976127
                                (I.R.S. Employer
                               Identification No.)


                            10802 Parkridge Boulevard
                           Reston, Virginia 20191-5416
                                  703-758-6000
                     (Address of Principal Executive Offices
                    including Zip Code, and telephone number,
        including Area Code of registrant's principal executive offices)

          American Mobile Satellite Corporation 1989 Stock Option Plan
                            (Full title of the Plan)

                              Randy S. Segal, Esq.
                  General Counsel, Vice President and Secretary
                      American Mobile Satellite Corporation
                            10802 Parkridge Boulevard
                           Reston, Virginia 20191-5416
                                  703-758-6000

                     (Name, address, including Zip Code, and
               telephone number, including Area Code, of agent for
                                    service)



                  Approximate date of commencement of proposed
                    sale of the securities: From time to time
                        after the effective date of this
                             Registration Statement.

                         CALCULATION OF REGISTRATION FEE
================================================================================

                                   Proposed
                                   Maximum      Proposed
Title of                           Offering     Maximum
securities         (1) Amount      Price        Aggregate        Amount of
to be                  to be       Per          Offering       registration
registered          registered     Share        Price               fee
--------------------------------------------------------------------------------
Common
Stock
par value
$.01 per            1,500,000      (2)          $16,406,250    $4,971.59
share.....          shares

================================================================================
(1) Represents the maximum number of additional shares which may be distributed pursuant to this Registration Statement, absent operation of recapitalization provisions of the Plan. Such additional undeterminable number of shares as may be required by reason of such recapitalization provisions is hereby also registered.

(2)      Not applicable.

       The contents of Registration Statements No. 33-72852 and No. 33-34250 are hereby incorporated by reference.

Item 8.           Exhibits


Exhibits                                  Description of Exhibit
--------                                  ----------------------


4.5       --   1989 Employee Stock Option Plan as amended May 21, 1997.
               (Filed herewith.)

5         --   Opinion of Randy S. Segal, General Counsel of the Company, as
               to the validity of the securities being offered.(Filed herewith.)

23(a)     --   Consent of Arthur Andersen LLP. (Filed herewith.)

23(b)     --   Consent of Randy S. Segal, General Counsel of the Company
               (included in Exhibit 5).

24        --   Powers of Attorney (included on signature pages).

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing a Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Fairfax, Commonwealth of Virginia, on June 26, 1997.

                                   AMERICAN MOBILE SATELLITE CORPORATION


                                   By:  /s/Gary M. Parsons
                                        ------------------
                                        Gary M. Parsons
                                        Chief Executive Officer and President


                                POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Gary M. Parsons, Robert L. Goldsmith and Randy S. Segal, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same , with exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all and intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

             Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

       Name                       Title                           Date
       ----                       -----                           ----

/s/Jack A. Shaw                 Chairman of the Board         June 26, 1997
---------------                 of Directors
Jack A. Shaw


/s/Gary M. Parsons              Director, Chief Executive     June 26, 1997
------------------              and President (Principal
Gary M. Parsons                 Executive Officer)

/s/Christopher Colavito         Controller (Principal         June 26, 1997
-----------------------         Accounting Officer)
Christopher Colavito


/s/Steven D. Dorfman            Director                      June 26, 1997
--------------------
Steven D. Dorfman


/s/Ho Siaw Hong                 Director                      June 26, 1997
---------------
Ho Siaw Hong


                                Director
-------------------
David A. Juliano


                                Director
-------------------
Billy J. Parrott


/s/Andrew A. Quartner           Director                      June 26, 1997
---------------------
Andrew A. Quartner


/s/Roderick M. Sherwood, III    Director                      June 26, 1997
----------------------------
Roderick M. Sherwood, III


/s/Michael T. Smith             Director                      June 26, 1997
-------------------
Michael T. Smith


                                Director
-----------------
Yap Chee Keong


/s/Albert L. Zesiger            Director                      June 26, 1997
--------------------
Albert L. Zesiger

                                INDEX TO EXHIBITS


Exhibits                      Description of Exhibit

4.5      --   1989 Employee Stock Option Plan as amended June 26,
              1997.  (Filed herewith.)

5        --   Opinion of Randy S. Segal, General Counsel of the
              Company, as to the validity of the securities being offered. (Filed herewith.)

23(a)    --   Consent of Arthur Andersen & Co. (Filed herewith.)

23(b)    --   Consent of Randy S. Segal,  General Counsel of the
              Company  (included in Exhibit 5).

24       --   Powers of Attorney (included on signature pages).













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